UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                              ---------------------
                                    FORM 8-K
                            -------------------------

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

            Date of Report (Date of earliest event reported): March 30, 2006
                                                              --------------



                            DORCHESTER MINERALS, L.P.
                            -------------------------
             (Exact name of Registrant as specified in its charter)



          Delaware                       000-50175              81-0551518
      -----------------                  ---------              ----------
(State or other jurisdiction of         Commission            (I.R.S. Employer
 incorporation or organization)         File Number          Identification No.)




        3838 Oak Lawn, Suite 300                                    75219
              Dallas, Texas                                         -----
        ------------------------                                 (Zip Code)
(Address of principal executive offices)


       Registrant's telephone number, including area code:  (214) 559-0300
                                                            --------------

                                       N/A
                  ---------------------------------------------
              (Former name, former address and former fiscal year,
                          if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

[] Written communications pursuant to Rule 425 under the Securities Act
   (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 2.02       Results of Operations and Financial Condition

                The Registrant is furnishing its press release dated
                March 31, 2006 which announces the Registrant's results for the year ended December 31, 2005. A copy of the press release is attached hereto as Exhibit 99.1 to this Form 8-K and incorporated herein by reference.

                In accordance with general instructions B.2 and B.6 of Form 8-K, the information disclosed in this report under Item 2.02, including Exhibit 99.1, is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, and shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended.

Item 7.01      Regulation FD Disclosure

                On March 31, 2006, the Registrant issued a press release announcing the Registrant's results for the year ended December 31, 2005. A copy of the press release is attached as Exhibit 99.1 to this Form 8-K.

                In accordance with general instructions B.2 and B.6 of Form 8-K, the information disclosed in this report under Item 7.01, including Exhibit 99.1, is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, and shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended.

Item 8.01       Other

                On March 30, 2006, the registrant entered into an agreement to lease certain of the Registrant's mineral interests in Arkansas. The disclosure provided in the copy of the press release attached as Exhibit 99.1 with respect to the leasing transaction is hereby incorporated by reference into this Item 8.01 with respect to such leasing transaction.

Item 9.01       Financial Statements and Exhibits

                (c)     Exhibits
                        --------

                99.1 Press Release dated March 31, 2006 announcing the Registrant's fourth quarter results.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                   DORCHESTER MINERALS, L.P.
                                   Registrant

                               by  Dorchester Minerals Management LP
                                   its General Partner,
                               by  Dorchester Minerals Management GP LLC
                                   its General Partner



Date: March 31, 2006           By: /s/ William Casey McManemin
                                  -----------------------------
                                       William Casey McManemin
                                       Chief Executive Officer

                                 EXHIBIT INDEX
                                 -------------



        99.1            Press Release dated March 31, 2006.